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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2000

Voice and Wireless Corporation (Exact Name of Registrant as Specified in its Charter)
Minnesota (State or Other Jurisdiction of Incorporation)
033-38119-C (Commission File Number)	41-1619632 (IRS Employer Identification No.)
Suite 654, 600 South Highway 169, Minneapolis, Minnesota (Address of Principal Executive Offices)	55426 (Zip Code)
Registrant's Telephone Number, Including Area Code	612-546-2075

Item 5.  Other Events

    None.

Item 6.  Resignations of Registrant's Directors

    Effective, September 12, 2000, the Company accepted the resignation of Graeme Wallace as a Director of the Company.

Item 7.  Financial Statements and Exhibits

      (c) Exhibits

        17  Letter accepting the resignation of Graeme Wallace.

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SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VOICE AND WIRELESS CORPORATION
	By	/s/ MARK HAGGERTY Mark Haggerty Its President and Chief Executive Officer
Date: September 13, 2000

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SIGNATURE